UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

BEAM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39208	81-5238376
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26 Landsdowne St.
Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (857) 327-8775

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 22, 2021, Beam Therapeutics Inc. (“Beam”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Beam, Galileo Merger Sub I, Inc., a Delaware corporation, and a wholly-owned direct subsidiary of Beam (“Merger Sub”), Galileo Merger Sub II, LLC, a Delaware limited liability company, and a wholly-owned direct subsidiary of Beam (“Merger Sub II”), Guide Therapeutics, Inc., a Delaware corporation (“Guide”), each Company Holder (as defined therein) signatory thereto (solely for purposes of Section 2.12 thereof), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Shareholders’ Representative (as defined therein). On February 23, 2021, pursuant to the Merger Agreement, Merger Sub merged with and into Guide, with Guide surviving as a wholly-owned direct subsidiary of Beam (the “Surviving Corporation”) (the “Merger”) and, immediately following the Merger, the Surviving Corporation merged with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned direct subsidiary of Beam (the “Surviving LLC”) (the “Subsequent Merger” and, together with the Merger, the “Mergers”). Following the Subsequent Merger, the Surviving LLC was named Guide Therapeutics, LLC.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Beam will pay Guide’s former stockholders and optionholders upfront consideration in an aggregate amount of $120.0 million, excluding customary purchase price adjustments, in shares of Beam common stock, par value $0.01 (“Common Stock”), based upon the volume-weighted average price of the Common Stock over the ten trading day period ending on February 19, 2021 (the “Closing Stock Consideration”). In addition to the Closing Stock Consideration, Guide’s former stockholders and optionholders will be eligible to receive up to an additional $100.0 million in technology and $220.0 million in product success milestone payments, payable in Beam Common Stock valued using the volume-weighted average price of Common Stock over the ten trading day period ending two trading days prior to the date on which the applicable milestone is achieved (the “Milestone Stock Consideration”).

Beam will file a resale registration statement with the Securities and Exchange Commission (the “SEC”) by April 1, 2021 to register the resale of the Closing Stock Consideration. As set forth in the Merger Agreement, if Beam fails to comply with certain obligations with respect to the filing of such registration statement, Beam would be obligated to pay liquidated damages to Guide’s former stockholders and optionholders in an aggregate amount equal to 1% of the value of the Closing Stock Consideration.

The Beam board of directors unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, Beam and its stockholders and (ii) approved, declared advisable and adopted the Merger Agreement.

The foregoing summary of the principal terms of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete copy of the Merger Agreement, a copy of which will be filed with the SEC as an exhibit to Beam’s Annual Report on Form 10-K for the year ending December 31, 2020. The assertions embodied in the representations and warranties included in the Merger Agreement were made solely for purposes of the contract among Beam, Merger Sub, Merger Sub II and Guide, and are subject to important qualifications and limitations agreed to by Beam, Merger Sub, Merger Sub II and Guide in connection with the negotiated terms, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Beam’s SEC filings or may have been used for purposes of allocating risk among the Beam, Merger Sub, Merger Sub II and Guide rather than establishing matters as facts. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Beam, Merger Sub, Merger Sub II and Guide or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and this subsequent information may or may not be fully reflected in public disclosures by Beam or Guide.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Closing Stock Consideration and Milestone Stock Consideration set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. Beam will issue the Closing Stock Consideration and Milestone Stock Consideration in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the

“Securities Act”). Beam relied on this exemption from registration for private placements based in part on the representations made by Guide’s former stockholders and optionholders, including the representations with respect to each stockholder’s investment intent. The offer and sale of the Closing Stock Consideration and Milestone Stock Consideration have not been registered under the Securities Act.

Item 8.01	Other Events.

On February 23, 2021, Beam issued a press release announcing the execution of the Merger Agreement and closing of the Mergers. A copy of the press release is attached as Exhibit 99.1 hereto.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements including without limitation statements regarding Beam’s plans to file a registration statement to register the resale of the Closing Stock Consideration to be issued pursuant to the Merger Agreement. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement.

These risks and uncertainties include risks relating to Beam’s inability to file a registration statement to register the resale of the Closing Stock Consideration and those identified under the heading “Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Beam’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020 and other filings Beam makes with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Beam’s control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in Beam’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, Beam operates in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, Beam does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 23, 2021, regarding the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM THERAPEUTICS INC.

Date: February 23, 2021	By:	/s/ John Evans
John Evans
Chief Executive Officer